UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

DRIEHAUS MUTUAL FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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i

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DRIEHAUS MUTUAL FUNDS

25 East Erie Street

Chicago, IL 60611

DRIEHAUS EMERGING MARKETS OPPORTUNITIES FUND

[MONTH, DAY, 2023]

Dear Shareholder:

I am writing to ask for your vote, as a shareholder of the Driehaus Emerging Markets Opportunities Fund (the “Fund”), a series of Driehaus Mutual Funds (the “Trust”), at a meeting to be held at 10:00 a.m., Central time, March 16, 2023 via audio teleconference. At this meeting, you are being asked to vote on a proposal to change the Fund’s investment objective, which is part of a larger initiative to repurpose the Fund from a multi-asset emerging markets fund to a global core equity fund. The Adviser believes that over time the new investment objective and other related changes will lower the risk profile of the Fund by decreasing the number of emerging markets issuers held in the Fund and eliminating the use of hedging transactions.

The Board of Trustees of the Trust has approved, and unanimously recommends that you vote FOR, the proposal.

Included with this letter are the notice of the Meeting, a proxy statement and a proxy card. Detailed information about the proposal is contained in the enclosed materials. Please review and consider the enclosed materials carefully. Whether or not you plan to attend the Meeting, your vote is needed. Voting is quick and easy. Please take a moment to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, or by the Internet at the website listed on the enclosed proxy card. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive.

It is important that your vote be received no later than the time of the Meeting. To assist with the solicitation of proxies, we have engaged Di Costa Partners, LLC (“Di Costa Partners”), a proxy solicitation firm. As the date of the Meeting approaches, if you have not voted your shares, you may receive a phone call from Di Costa Partners urging you to vote your shares. If you have any questions about the Meeting or the voting instructions, please call Di Costa Partners at (866) 261-4829 or your financial advisor.

Your vote is important to us. Thank you for your response and for your investment with the Trust.

Sincerely,

Stephen T. Weber
President

DRIEHAUS MUTUAL FUNDS

25 East Erie Street

Chicago, IL 60611

DRIEHAUS EMERGING MARKETS OPPORTUNITIES FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

[MONTH, DATE, 2023]

Notice is hereby given that a special meeting of the shareholders of the Driehaus Emerging Markets Opportunities Fund (the “Fund”), a series of Driehaus Mutual Funds (the “Trust”), will be held via audio teleconference at 10:00 a.m., Central time on March 16, 2023 (the “Meeting”). At the Meeting, shareholders will be asked to consider and vote upon the following proposal and to act upon any other business which may properly come before the Meeting or any adjournment or postponement thereof:

●	To change the Fund's investment objective.

The Board of Trustees of the Trust has approved, and unanimously recommends that you vote FOR, the proposal.

The proposal referred to above is discussed in detail in the proxy statement attached to this notice. Please read the proxy statement carefully. The person named as proxy will vote in his or her discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the Meeting may be adjourned, in accordance with applicable law, to permit further solicitation of proxies. The person named as proxy will vote “FOR” any such adjournment those proxies which he or she is entitled to vote in favor of the proposal and will vote “AGAINST” any such adjournment those proxies to be voted against the proposal.

Shareholders of record at the close of business on February 21, 2023 are entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof. Each shareholder is invited to attend the Meeting. If you cannot be present at the Meeting, however, we urge you to complete, sign and date the enclosed proxy, and return it in the accompanying postage-paid envelope as promptly as possible, or take advantage of the telephonic or electronic voting procedures described on the proxy card. Any shareholder attending the Meeting may vote at the Meeting even though a proxy card already may have been returned.

Your vote is important to us. Thank you for taking the time to consider the proposal.

By Order of the Board,

Stephen T Weber
President

DRIEHAUS MUTUAL FUNDS

on behalf of its series:

DRIEHAUS EMERGING MARKETS OPPORTUNITIES FUND (the “Fund”)

25 East Erie Street

Chicago, IL 60611

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 16, 2023

This proxy statement (“Proxy Statement”) is being furnished to the shareholders of the Driehaus Emerging Markets Opportunities Fund (the “Fund”), a series of Driehaus Mutual Funds (the “Trust”), in connection with the solicitation by the Board of Trustees of the Trust (the “Trustees” or “Board”) of shareholder votes by proxy to be voted at a special meeting that will be held via audio teleconference at 10:00 a.m., Central time on March 16, 2023 (the “Meeting”). The Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Meeting of Shareholders.

The meeting will be conducted exclusively via audio teleconference. Any shareholder who owned shares of the Funds as of February 21, 2023 (the “Record Date”), wishing to participate in the Meeting telephonically may do so by emailing the Fund’s proxy solicitor, Di Costa Partners, at meetinginfo@dicostapartners.com no later than 2:00 p.m. Central time on March 14, 2023 to register. Detailed registration instructions are set forth below. If you have any questions prior to the Meeting, please call Di Costa Partners toll-free at (866) 261-4829.

To participate in the Meeting:

If you were a shareholder of record of the Fund as of the Record Date and would like to participate in the Meeting, please e-mail Di Costa Partners at meetinginfo@dicostapartners.com no later than 2:00 p.m. Central time on March 14, 2023 to register. Please include the Fund’s name in the subject line of the e-mail and provide your name, address and proof of ownership as of the Record Date from the intermediary through which you hold shares, such as a broker-dealer. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held as of the Record Date and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail and image of the legal proxy to meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. Di Costa Partners will then e-mail you the dial-in information and instructions for participating in and voting during the Meeting. The dial-in information will be active for the date and time of the Meeting only. If you have questions prior to the Meeting, please call Di Costa Partners toll-free at (866) 261-4829. Your vote is extremely important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposal, please call Di Costa Partners toll-fee at (866) 261-4829. Thank you for your response and for your continued investment in the Fund.

The Proxy Statement, the Notice of the Meeting of Shareholders and proxy card were first sent to shareholders of the Fund on or about [DATE].

Shareholders are being asked to consider and vote on the following proposal (the “Proposal”) and to transact such other business, if any, as may properly come before the Meeting:

Proposal 1	To approve a change to the investment objective of the Fund (the “Proposal”).

The Board of Trustees of the Trust has unanimously approved, and recommends that you vote FOR, the proposal.

Proxies

If you do not expect to be present at the Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions. If your proxy is properly executed and returned and no choice is specified on the proxy with respect to the proposal, the proxy will be voted FOR the approval of the proposal and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, or by attending and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you appear at the Meeting and vote or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

THE PROPOSAL

TO APPROVE A CHANGE TO THE INVESTMENT OBJECTIVE OF THE FUND

Background and Discussion

At a December 8, 2022 meeting of the Board of Trustees (the "Board Meeting"), Driehaus Capital Management LLC, the Fund's investment adviser (the “Adviser”), recommended, and the Board of Trustees (the “Board”), including a majority of the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund ("Independent Board Members"), approved changing the Fund's investment objective along with other changes.

At the Board Meeting, the Adviser proposed repurposing the Fund from a multi-asset emerging markets fund to a global core equity fund. This means the Fund, as repurposed, would no longer focus its investments in emerging markets or invest in debt securities and would no longer engage in hedging transactions, such as derivatives or short sales. Rather, the Fund will invest in a diversified portfolio of equity securities in issuers located across the world, including the United States. As part of its proposal, the Adviser recommended changing the Fund’s name to the “Driehaus Global Fund” and changing the Fund’s investment objective and investment strategy, as further discussed below. The Adviser also recommended lowering the Fund’s investment management fee and expense cap.

The Fund’s current investment objective states that the Fund seeks to maximize total return, which is the sum of capital appreciation and income. The Adviser proposed and the Board approved changing the Fund’s investment objective to seek capital appreciation. The Fund’s investment objective is fundamental which means that any change to it is required by the 1940 Act to be approved by the Board and shareholders. The Board approved this change and recommends that shareholders approve the change based on the considerations described below.

In presenting its proposal at the Board Meeting, the Adviser stated that the Fund in its current format has not garnered sufficient external assets and that it believes the Fund as repurposed will offer a better investment solution with a lower risk profile to shareholders. As repurposed, the Fund may invest in emerging markets issuers (as it invests in any issuers around the world), but will no longer focus on emerging markets issuers. In addition, the Fund would no longer be a multi-asset fund, but would focus its investments in equity securities. Furthermore, the Fund would no longer engage in hedging transactions, which would include derivatives and short sales.

The Board considered that the repurposing of the Fund would result in portfolio turnover of approximately 80%, the transaction costs of which would be borne by the Fund. However, the Board noted that over time shareholders of the Fund would experience lower ongoing costs through lower investment management fees (reduced from 0.90% to 0.65%) and a lower expense cap (reduced from 0.99% to 0.75%). The Board also considered the Adviser’s statement that emerging markets securities bear higher transaction costs (which are outside of the Fund’s expense cap) and that the Adviser expects the Fund to invest in far fewer emerging markets securities once it is repurposed.

Recommendation of the Board

The Board recommends that shareholders of the Fund vote FOR the proposed change to the Fund’s investment objective. If approved, this change and the changes to the Fund's name, investment strategy, investment management fee and expense cap will take effect on April 30, 2023.

OTHER BUSINESS

No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, proxies will be voted in accordance with the judgment of the person named as proxy.

QUORUM, VOTING MATTERS AT THE MEETING

Quorum Requirement

For the Proposal, holders of one-third of the interests in the Fund, present at the Meeting or represented by proxy, shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law or by the Trust’s Declaration of Trust or By-Laws of the Trust. Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without the necessity of further notice.

Record Date; Voting Rights

The close of business on February 21, 2023 has been fixed as the Record Date. Shareholders of record at the close of business on the Record Date will be entitled to vote on all business of the Meeting or any adjournment thereof. As of the Record Date, the Fund had [  ] shares outstanding and entitled to vote.

The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders of the Fund are entitled to one vote for each full share and a proportionate fractional vote for each fractional share outstanding on the Record Date. No shares have cumulative voting rights. A list of all persons who owned of record or beneficially 5% or more of the outstanding shares of the Fund as of February 21, 2023 is set forth below.

Name and Address of Beneficial Owner	Number of Shares Owned	Percentage of Fund

A shareholder who beneficially owns more than 25% of the outstanding shares of the Fund is presumed to “control” the Fund, as defined in the 1940 Act. Such control may affect the voting rights of other shareholders. As shown in the table above, a number of shareholders who are affiliated with the Adviser or under common control with the Adviser own in the aggregate more than 50% of the outstanding shares of the Fund. Such shareholders have indicated an intention to vote in favor of the Proposal.

As of February 21, 2023, the officers and Trustees of the Trust as a group beneficially owned (or held a shared investment or voting power with respect to) [less than 1%] of shares in the Fund. The address of each officer and Trustee is 25 East Erie, Chicago, IL 60611.

Effect of Abstentions and Broker Non-Votes

In tallying shareholder votes for the Meeting, abstentions (i.e., shares for which a proxy is presented that abstains from voting) and “broker non-votes” (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes will count as a vote against the Proposal.

Required Vote

A quorum of shareholders is required to take action at the Meeting. If a quorum is present at the Meeting, approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it at any time before it is voted by sending the Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting at the Meeting. A superseding proxy may also be executed by voting via telephone or through the Internet. The superseding proxy need not be voted using the same method as the original proxy vote. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR the Proposal.

ADDITIONAL INFORMATION

Service Providers

Investment Adviser

Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611.

Distributor and Principal Underwriter

Foreside Financial Services LLC, Three Canal Plaza, Suite 100, Portland ME 04101.

Administrator

The Northern Trust Co., 50 South LaSalle Street, Chicago, Illinois 60607.

Shareholder Reports

Copies of the annual and semi-annual reports are available without charge upon request by writing to the Trust, at 25 East Erie Street, Chicago, Illinois 60611, or by calling 1-800-560-6111. Reports will also be available on the Driehaus Mutual Funds website at www.driehaus.com or at the website of the SEC at www.sec.gov.

Householding

If more than one member of your household is a shareholder of any of the Trust’s funds, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. The consolidation of these mailings benefits the Trust through reduced mailing expenses. However, if you prefer to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, and/or if you wish to receive multiple copies of the Proxy Statement, please call 1-800-560-6111, or send a written request to Driehaus Mutual Funds, P.O. Box 4766, Chicago, IL 60680-4766.

Additional Information About the Meeting

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend the Meeting. If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting via teleconference and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting via teleconference does not, in itself, revoke a proxy. Should shareholders wish to obtain additional information regarding voting, the proxy, or a replacement proxy card, they may contact Di Costa Partners, the Fund’s proxy solicitor, at (866) 261-4829.

Shareholder Communications

Correspondence intended for an individual Trustee or for the Board may be sent to the attention of the individual Trustee or to the Board, in care of the Secretary of the Trust, at 25 East Erie Street, Chicago, Illinois 60611. All communications addressed to the Board of Trustees or any individual Trustee will be logged and transmitted to the Board or individual Trustee.

Internet Availability of Proxy

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY

MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 16, 2023

The Notice of Special Meeting of Shareholders and Proxy Statement and other proxy materials (“Proxy Materials”) are available at proxyvotinginfo.com/p/dmagx2023. The Proxy Materials will be available on the internet through the day of the Meeting.

EXPENSES AND ADDITIONAL PROXY SOLICITATION INFORMATION

Solicitation of proxies by personal interview, mail, telephone and electronic mail may be made by officers of the Trust and employees of the Adviser, none of whom will receive any additional compensation for such service. All costs incurred in connection with the Meeting (including the cost of solicitation of proxies) will be paid by the Adviser.

Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact Relationship Management toll-free at 1-800-560-6111.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Trust does not generally hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trust does not hold regular shareholders’ meetings, the anticipated date of the next shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust should send their written proposals to the Secretary of the Trust at 25 East Erie Street, Chicago, Illinois 60611. Proposals must be received in a reasonable time before the Trust begins to print and mail its proxy materials for the meeting. The timely submission of a proposal does not guarantee its inclusion.

By Order of the Board of Trustees,

Stephen T. Weber
President
Driehaus Mutual Funds

Dated: [DATE]

DRIEHAUS
CAPITAL MANAGEMENT
PO Box 211230, Eagan, MN 55121-9984

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and have the proxy card at hand.
2. Go to www.proxyvotenow.com/dmf
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free 855-402-0891
3. Follow the simple instructions.

↓ **Please detach at perforation before mailing.** ↓

DRIEHAUS EMERGING MARKETS OPPORTUNITIES FUND
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 16, 2023
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned Shareholder(s) of Driehaus Emerging Markets Opportunities Fund (the "Fund"), a series of Driehaus Mutual Funds (the "Trust"), hereby appoint(s) Robert Kurinsky and Janet McWilliams (each with full power of substitution) as the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 16, 2023 at 10:00 a.m., Central time and any adjournment thereof and to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting or any adjournment thereof. All properly executed proxies will be voted as directed herein by the signing Shareholder(s). **If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.** Please date, sign and return promptly. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and casting your vote.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable — Sign in the box above

Date ______________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100156--2023

The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/dmagx2023

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

This proxy is solicited on behalf of the Board of Directors of the Fund. It will be voted as specified.

If no specification is made, this proxy shall be voted FOR the proposal.
If any other matters properly come before the Meeting to be voted on, the proxy holders may, in their discretion, vote upon any other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

	FOR	AGAINST	ABSTAIN
1. To approve a change to the investment objective of the Fund.	☐	☐	☐

100156--2023